UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report: September 25, 2009
DOLE FOOD COMPANY, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-4455	99-0035300

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
One Dole Drive
Westlake Village, California 91362
(Address of Principal Executive Offices and Zip Code)
Registrant’s telephone number, including area code: (818) 879-6600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2. Financial Information
Item 2.03 Creation of Direct Financial Obligation or Obligation under an Off-Balance Sheet Arrangement.
On September 25, 2009, Dole Food Company, Inc. (“Dole”) completed the sale and issuance of $315,000,000 aggregate principal amount of 8% senior secured notes due 2016 (“2016 Notes”) at a discount of $6,189,750. The 2016 Notes were sold to qualified institutional investors pursuant to Rule 144A under the Securities Act of 1933 (“Securities Act”) and to persons outside the United States in compliance with Regulation S under the Securities Act. The sale was exempt from the registration requirements of the Securities Act. Interest on the 2016 Notes will be paid semiannually in arrears on April 1 and October 1 of each year, beginning on April 1, 2010. The 2016 Notes will mature on October 1, 2016. The 2016 Notes have the benefit of a lien on certain U.S. assets of Dole and its U.S. subsidiaries that is junior to the liens of our senior secured credit facilities and pari passu with the liens of our 13.875% senior secured notes due 2014, and are senior obligations ranking equally with our existing senior debt. The indenture pursuant to which the 2016 Notes were issued is Exhibit 99.1 to this Form 8-K. The form of global note and guarantee is Exhibit 99.2 to this Form 8-K. The registration rights agreement entered into in connection with the issuance of the 2016 Notes is Exhibit 99.3 to this Form 8-K.
Section 8. Other Events
Item 8.01. Other Events
On September 25, 2009, Dole irrevocably deposited the net proceeds of the 2016 Notes offering with the trustee under the indenture governing Dole’s 7.25% Senior Notes due 2010 (the “2010 Notes”), and issued to the trustee a notice of redemption for all of the outstanding $363 million principal amount of 2010 Notes, with redemption to occur on October 26, 2009, using such net proceeds and additional cash on hand and/or borrowings under Dole’s senior secured revolving credit facility to be irrevocably deposited with the trustee prior to such redemption.
Section 9. Financial Statement and Exhibits
Item 9.01. Financial Statements and Exhibits
(d) Exhibits:

99.1*	Indenture, dated as of September 25, 2009, among Dole Food Company, Inc., the guarantors signatory thereto and Deutsche Bank Trust Company Americas, as trustee, pursuant to which $315,000,000 of Dole’s 8% senior secured notes due 2016 were issued

99.2*	Form of Global Note and Guarantee for Dole’s 8% senior secured notes due 2016 (included as Exhibits A and D, respectively, to Exhibit 99.1 hereto).

99.3*	Registration Rights Agreement, dated as of September 25, 2009, among Dole Food Company, Inc. and the guarantors named therein, as issuers, and Deutsche Bank Securities, Inc., Banc of Americas Securities LLC, Wells Fargo Securities, LLC, Scotia Capital (USA) Inc. and Goldman, Sachs & Co., as initial purchasers

*	Filed herewith
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dole Food Company, Inc. Registrant
September 30, 2009	By:	/s/ C. MICHAEL CARTER
C. Michael Carter
Executive Vice President, General Counsel and Corporate Secretary

Table of Contents
EXHIBIT INDEX

Exhibit
Number	Description
99.1*	Indenture, dated as of September 25, 2009, among Dole Food Company, Inc., the guarantors signatory thereto and Deutsche Bank Trust Company Americas, as trustee, pursuant to which $315,000,000 of Dole’s 8% senior secured notes due 2016 were issued

99.2*	Form of Global Note and Guarantee for Dole’s 8% senior secured notes due 2016 (included as Exhibits A and D, respectively, to Exhibit 99.1 hereto).

99.3*	Registration Rights Agreement, dated as of September 25, 2009, among Dole Food Company, Inc. and the guarantors named therein, as issuers, and Deutsche Bank Securities, Inc., Banc of Americas Securities LLC, Wells Fargo Securities, LLC, Scotia Capital (USA) Inc. and Goldman, Sachs & Co., as initial purchasers

*	Filed herewith

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